                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 16, 2002
                                                 -------------------------------



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                        1-9924                  52-1568099
   --------------               ------------              --------------
   (State or other              (Commission                (IRS Employer
   jurisdiction of              File Number)               Identification No.)
   incorporation)

              399 Park Avenue, New York, New York          10043
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            (Address of principal executive offices)     (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Exhibits:

Exhibit No.       Description
-----------       -----------
  1.01            Terms Agreement, dated October 16, 2002, among the Company and
                  Salomon Smith Barney Inc., Banc One Capital Markets, Inc.,
                  BB&T Capital Markets, a division of Scott & Stringfellow,
                  Inc., Bear, Stearns & Co. Inc., Credit Lyonnais Securities
                  (USA) Inc., Guzman & Company, Lehman Brothers Inc., Merrill
                  Lynch, Pierce, Fenner & Smith Incorporated, Ormes Capital
                  Markets, Inc. and The Royal Bank of Scotland plc, as
                  Underwriters, relating to the offer and sale of the Company's
                  Floating Rate Notes due October 22, 2004.

  4.01            Form of Note for the Company's Floating Rate Notes due October
                  22, 2004.


                                       2
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 22, 2002                    CITIGROUP INC.



                                            By:   /s/ Guy R. Whittaker
                                                  -----------------------
                                                  Guy R. Whittaker
                                                  Treasurer


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